UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21583

Clough Global Dividend and Income Fund

(exact name of Registrant as specified in charter)

1700 Broadway, Suite 2100, Denver, Colorado 80290

(Address of principal executive offices) (Zip code)

Chris Moore, Secretary

Clough Global Dividend and Income Fund

1700 Broadway, Suite 2100

Denver, Colorado 80290

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-425-6844

Date of fiscal year end: October 31

Date of reporting period: November 1, 2025 – April 30, 2026

Item 1. Reports to Stockholders.

(a)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

Semi-Annual Report

April 30, 2026

Clough Global Funds

SECTION 19(B) DISCLOSURE

April 30, 2026 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Funds’ managed distribution policy sets the monthly distribution rate at an amount equal to at least one twelfth of 10% of each Fund’s adjusted year-end net asset value (“NAV”), which is the average of the NAVs as of the last five business days of the prior calendar year.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Each Board may amend, suspend or terminate each Fund’s Plan without prior notice. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughcapital.com/cefs.

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2026 (Unaudited)

To Our Investors:

Clough Global Dividend and Income Fund

For the semi-annual period ending April 30, 2026, the Clough Global Dividend and Income Fund (“GLV”) returned +6.88% on net asset value (“NAV”) and +4.82% on market price. GLV’s benchmark, the Morningstar Global Allocation Total Return Index, gained +5.40% over the same period.

Our long equity positions outperformed the index, while our short positions detracted only modestly despite global equity indices rising during the period.

Among GLV’s top five contributors to performance for the semi-annual period, SK Hynix and Samsung Electronics, the South Korean semiconductor companies, rose as dynamic random-access memory (“DRAM”) prices increased, driven by artificial intelligence (“AI”) demand for high bandwidth memory. Alphabet gained as Google Cloud’s revenue growth accelerated during the period. The company also launched a new large language model (“LLM”), Gemini 3. Although investors thought Alphabet had fallen behind in AI, Gemini 3 positions the company among the leaders in LLMs. Infineon, the European semiconductor company, gained due to improving AI demand for its power supply products; and Eaton, the electrical power equipment company, also gained due to improving AI demand for its power management solutions.

Among GLV’s top five detractors from performance for the semi-annual period, a position in Secured Overnight Financing Rate (“SOFR”) future options, held as an equity hedge, detracted from performance. Deferred futures prices for SOFR reflect the market’s expectations for lower short-term interest rates. We believe short-term interest rates could decline well below 3% amid a softening labor market and lower inflation. Airbus, the European aerospace and defense company, declined due to slower than expected deliveries in calendar Q1 2026 and concerns over supply chain disruptions and softer demand tied to the conflict in the Middle East. We added to the position. PennyMac Financial Services, a mortgage lending company, detracted when earnings results missed expectations due to higher industry competition. Alibaba, the Chinese technology company, sold off over concerns affecting its e-commerce business and about its elevated AI spending. We exited PennyMac and Alibaba. Microsoft declined after Azure results fell short of expectations, leading to concerns that the company is not generating as high a return on spending in the near term. Some large-capitalization technology companies lagged during the period amid concerns that elevated capital expenditures could pressure free cash flow.

Clough Global Equity Fund

For the semi-annual period ending April 30, 2026, the Clough Global Equity Fund (“GLQ”) returned +9.04% on NAV and +8.61% on market price. GLQ’s benchmark, the Bloomberg Developed Markets Large & Mid Cap TR Index, gained +6.78% over the same period.

Our long equity positions outperformed the index, while our short positions detracted only modestly despite global equity indices rising during the period.

Among GLQ’s top five contributors to performance for the semi-annual period, SK Hynix and Samsung Electronics, the South Korean semiconductor companies, advanced as DRAM prices increased, driven by AI demand for high bandwidth memory. Alphabet rose as Google Cloud’s revenue growth accelerated during the period. The company also launched a new LLM, Gemini 3. Although investors thought Alphabet had fallen behind in AI, Gemini 3 positions the company among the leaders in LLMs. Transocean, an offshore drilling contractor, rose after raising its 2026 guidance and announcing two new contract awards. Brookdale, the owner and operator of senior living facilities, rounded out the contributors due to 2026 guidance coming in ahead of Wall Street estimates, driven by improving occupancy.

Among GLQ’s top five detractors from performance for the semi-annual period, Microsoft declined after Azure results fell short of expectations, leading to concerns that the company is not generating as high a return on spending in the near term. Some large-capitalization technology companies lagged during the period amid concerns that elevated capital expenditures could pressure free cash flow. Boston Scientific, the medical device company, fell after the company’s earnings growth decelerated. We exited the position. A position in SOFR future options, held as an equity hedge, detracted from performance. Deferred futures prices for SOFR reflect the market’s expectations for lower short-term interest rates. We believe short-term interest rates could decline well below 3% amid a softening labor market and lower inflation. Airbus, the European aerospace and defense company, declined due to slower than expected deliveries in calendar Q1 2026 and concerns over supply chain disruptions and softer demand tied to the conflict in the Middle East. We added to the position. Finally, a short position in a technology storage company, detracted from performance. We covered the short position.

Clough Global Opportunities Fund

For the semi-annual period ending April 30, 2026, the Clough Global Opportunities Fund (“GLO”) returned +6.80% on NAV and +5.70% on market price. GLO’s benchmark, the Morningstar Global Allocation Total Return Index, gained +5.40% over the same period.

Our long equity positions outperformed the index, while our short positions detracted only modestly despite global equity indices rising during the period.

Among GLO’s top five contributors to performance for the semi-annual period, SK Hynix and Samsung Electronics, the South Korean semiconductor companies, advanced as DRAM prices increased, driven by AI demand for high bandwidth memory. Alphabet rose as Google Cloud’s revenue growth accelerated during the period. The company also launched a new LLM, Gemini 3. Although investors thought Alphabet had fallen behind in AI, Gemini 3 positions the company among the leaders in LLMs. Infineon, the European semiconductor company, gained due to improving AI demand for its power supply products. Transocean, an offshore drilling contractor, rose after raising its 2026 guidance and announcing two new contract awards.

Among GLO’s top five detractors from performance for the semi-annual period, a position in SOFR future options, held as an equity hedge, detracted from performance. Deferred futures prices for SOFR reflect the market’s expectations for lower short-term interest rates. We believe short-term interest rates could decline well below 3% amid a softening labor market and lower inflation. Microsoft declined after Azure results fell short of expectations, leading to concerns that the company is not generating as high a return on spending in the near term. Some large-capitalization technology companies lagged during the period amid concerns that elevated capital expenditures could pressure free cash flow. Airbus, the European aerospace and defense company, declined due to slower than expected deliveries in calendar Q1 2026 and concerns over supply chain disruptions and softer demand tied to the conflict in the Middle East. We added to the position. A short position in a technology storage company, detracted from performance. We covered the short. Finally, Alibaba, the Chinese technology company, sold off over concerns affecting its e-commerce business and about its elevated AI spending. We exited the position.

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2026 (Continued) (Unaudited)

MARKET COMMENTARY

Equities have withstood a series of shocks in recent years. In 2020, a COVID shutdown collapsed economic activity; in 2022, a sharp tightening of money from the Federal Reserve (the “Fed”) caused interest rates to rise 525 basis points; in 2025, threats of a rise in tariffs in an arbitrary and volatile pattern caused a sharp, but short-lived equity decline. Now, in 2026, the violence and potential inflationary effects surrounding the war in Iran drove the markets down in early 2026. In all prior cases, the markets recovered, and so far, the market response to current uncertainties has followed a similar pattern.

We have noted the three signals that new sources of liquidity have emerged to support bonds and stocks. First, the ability of the S&P 500 Index to sustain a 2,500 basis points rise in the face of an almost 30% cut in the Fed balance sheet. Second, bond quality spreads have remained tight throughout the business expansion which began with COVID, making it very difficult for bond managers since corporate bonds offered little extra return over Treasuries. Third, despite repeated predictions of a dollar collapse from Wall Street and in the media, the dollar has been remarkably stable and is actually higher in currency terms than it was at the end of April 2026.

We believe most concerns about inflation come from fears of supply shortages, not demand, and most of those supply shortages are geopolitically inspired. The more consumers are forced to spend on energy, the more deflationary forces emerge elsewhere. Energy spikes have occurred regularly, most recently in 2011, 2013 and 2018, yet the market response was minimal until the energy spike in 2022 when Russia invaded Ukraine. However, that spike combined with a Fed induced 500 basis point rise in interest rates and a sharp liquidity contraction. This is not the case today. In fact, the futures curve structure for the federal funds rate and the SOFR only rose for the mid-2026 contracts, leaving longer-term expectations relatively unchanged.

A decline in short-term interest rates remains inevitable in our view. Population and labor force growth and employment should be minimal, likely slowing spending and once the follow-on effects of the energy squeeze peak out, the inflation numbers should decline. The largest credit sources in this cycle have been private equity and credit cards, and credit quality is deteriorating in both, signaling an inevitable slowdown. The movement of lending from the banking system to private debt generally has a deflationary impact. Private lending is literally unraveling and by its very nature it is deflationary. When banks lend, new money is created. The source of private lending must be borrowed from an insurance company or hedge fund, and no new money is created. The money aggregates have been growing at rates close to the nominal rate of interest, indicating much of the new borrowing is being used to cover interest costs, which we think is not sustainable. Credit card rates have not followed interest rates downward and still hover in the 22%+ range, a sign defaults are high enough to force lenders to maintain painful costs of sustaining credit card balances.

Final demand is slowing and job creation is becoming an issue for the Fed. Real Personal Consumption Expenditures have grown at a 2% annual rate in recent months, down from 3.5% in late 2024. That is far too low to allow sustainable inflationary pressures to emerge. In energy, it is said nothing collapses prices as much as $100 oil. By summer, U.S. drilling will likely be higher, and demand will be lower. Even if energy prices do remain higher for a longer period, the markets are likely to ignore it. We reduced our equity exposure modestly, but the stability of the markets in the face of the volatile geopolitical environment, we think, sustains our view that the growth of domestic savings, and investor preferences to earn more than the money rate, will ultimately determine the performance of longer-term financial assets.

We think equities are the most attractive investment class for two reasons. For one, productivity is rising, and productivity creates profits. And secondly, businesses are using rising cash flows to pay down debt, driving ownership of the U.S. corporate sector from the bond holder to the equity holder.

A decline in aerospace and defense and technology holdings hurt performance late in the first quarter but we think equities in both industries will recover in coming months. On the tech front, we think the hyperscalers will likely dominate the expansion of AI. Hyperscaling itself may offer little profitability but this capability to design software packages which bring AI to the user at little cost should be a major advantage.

The decline in short-term interest rates should help interest sensitive issuers such as Rocket Companies, DR Horton and PulteGroup. And finally, we think investments in energy will move offshore and benefit companies like SLB (formerly Schlumberger) and Transocean. The value of Middle Eastern resources may be discounted for years after the current destruction.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

William Whelan

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and do not continuously issue shares for sale as open-end mutual funds do. The net asset value (“NAV”) price of a closed-end fund is the market value of the underlying investments (e.g. stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price, the value at which it trades on an exchange. This market price can be more or less than its NAV.

Clough Global Funds

SHAREHOLDER LETTER

April 30, 2026 (Continued) (Unaudited)

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Morningstar Global Allocation Total Return Index represents a multi-asset class portfolio of 60% global equities and 40% global bonds. The asset allocation within each class is driven by Morningstar asset allocation methodology. To maintain broad global exposure and diversification, the index consists of equities & fixed income and utilizes global, float-weighted index methodology to determine allocation to U.S. and non-U.S.

The Bloomberg Developed Markets Large & Mid Cap Total Return Index is a float market capitalization-weighted equity benchmark that covers 85% market capitalization of the measured market.

All indices referenced herein reflect the reinvestment of dividends. The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Funds are subject, and there are significant differences between the Funds’ investments and the components of the indices referenced.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughcapital.com/cefs or call 1-855-425-6844. Read them carefully before investing.

The Funds’ distribution policies will, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Funds and, over time, increase the Funds’ expense ratios.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experiences during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Funds provide a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

The Funds’ investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

The Funds’ investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by the Funds in real estate investment trusts (“REITs”) will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject the Funds to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Funds’ share price may be more volatile because it also invests in small and medium capitalization companies. Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

Clough Global Dividend and Income Fund

PERFORMANCE

April 30, 2026 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Return as of April 30, 2026(a)

						Since
						Inception
	6 Months	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	(7/28/2004)(b)
Clough Global Dividend and Income Fund - NAV(c)	6.88%	28.67%	12.45%	1.94%	5.25%	5.89%
Clough Global Dividend and Income Fund - Market Price(d)	4.82%	24.90%	14.74%	-1.10%	5.52%	4.94%
Morningstar Global Allocation Total Return Index	5.40%	19.83%	13.22%	5.97%	7.93%	7.28%

(a)	Total returns assume reinvestment of all distributions.
(b)	Annualized.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Trustees approves the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2025 to December 31, 2025 was $0.0526 per share and the Fund paid $0.0566 per share monthly between January 1, 2026 and April 30, 2026. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Dividend & Income Fund

PORTFOLIO ALLOCATION

April 30, 2026 (Unaudited)

% of Total
Global Securities Holdings	Portfolio(a)
United States of America	59.88%
U.S. Multinational(b)	20.20%
South Korea	8.38%
France	5.98%
Germany	2.97%
Ireland	1.49%
India	1.01%
Canada	0.73%
United Kingdom	0.38%
Belgium	-1.02%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock – U.S.	40.44%
Common Stock – Foreign	40.11%
Total Equities	80.55%

Corporate Bonds	5.19%
U.S. Treasury Obligations	10.23%
Asset-Backed Securities	0.01%
Total Fixed Income	15.43%

Purchased Options	2.87%
Money Market Funds	2.29%
Cash	0.02%
Written Options	-1.16%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, call options written and cash balances.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Equity Fund

PERFORMANCE

April 30, 2026 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Return as of April 30, 2026(a)

						Since
						Inception
	6 Months	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	(4/27/2005)(b)
Clough Global Equity Fund - NAV(c)	9.04%	44.30%	21.26%	0.99%	9.11%	7.29%
Clough Global Equity Fund - Market Price(d)	8.61%	43.08%	23.80%	-0.65%	9.47%	6.29%
Bloomberg Developed Markets Large & Mid Cap Total Return Index	6.78%	29.47%	20.17%	11.64%	13.13%	9.46%

(a)	Total returns assume reinvestment of all distributions.
(b)	Annualized.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Trustees approves the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2025 to December 31, 2025 was $0.0650 per share and the Fund paid $0.0729 per share monthly between January 1, 2026 and April 30, 2026. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Equity Fund

PORTFOLIO ALLOCATION

April 30, 2026 (Unaudited)

% of Total
Global Securities Holdings	Portfolio(a)
United States of America	55.66%
U.S. Multinational(b)	25.82%
South Korea	7.97%
France	3.70%
Canada	2.74%
Germany	1.50%
Switzerland	1.24%
India	1.16%
Brazil	0.67%
United Kingdom	0.55%
Belgium	-1.01%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock – U.S.	52.89%
Common Stock – Foreign	44.33%
Total Equities	97.22%

Money Market Funds	1.91%
Purchased Options	1.50%
Cash	0.02%
Written Options	-0.65%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, call options written and cash balances.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Opportunities Fund

PERFORMANCE

April 30, 2026 (Unaudited)

Growth of $10,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Return as of April 30, 2026(a)
	6 Months	1 Year	3 Year(b)	5 Year(b)	10 Year(b)	Since Inception (4/25/2006)(b)
Clough Global Opportunities Fund - NAV(c)	6.80%	33.61%	17.22%	-1.30%	6.82%	5.31%
Clough Global Opportunities Fund - Market Price(d)	5.70%	30.65%	19.44%	-3.18%	7.37%	4.39%
Morningstar Global Allocation Total Return Index	5.40%	19.83%	13.22%	5.97%	7.93%	6.50%

(a)	Total returns assume reinvestment of all distributions.
(b)	Annualized.
(c)	Performance returns are net of management fees and other Fund expenses.
(d)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Distributions to Common Shareholders

The Fund intends to make monthly distributions to common shareholders according to its managed distribution policy. The Fund’s managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of the Fund’s adjusted year-ending net asset value per share (“NAV”), which will be the average of the NAVs as of the last five business days of the prior calendar year. The Board of Trustees approves the distribution and may adjust it from time to time. The monthly distribution amount paid from November 1, 2025 to December 31, 2025 was $0.0501 per share and the Fund paid $0.0537 per share monthly between January 1, 2026 and April 30, 2026. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income.

Clough Global Opportunities Fund

PORTFOLIO ALLOCATION

April 30, 2026 (Unaudited)

Global Securities Holdings	% of Total Portfolio(a)
United States of America	63.30%
U.S. Multinational(b)	18.38%
South Korea	7.77%
France	3.99%
Canada	3.04%
Germany	2.93%
India	0.97%
United Kingdom	0.63%
Belgium	-1.01%
TOTAL INVESTMENTS	100.00%
Asset Allocation	% of Total Portfolio(a)
Common Stock – U.S.	45.16%
Common Stock – Foreign	36.69%
Total Equities	81.85%

Corporate Bonds	3.27%
U.S. Treasury Obligations	11.63%
Total Fixed Income	14.90%

Purchased Options	2.83%
Money Market Funds	1.55%
Cash	0.02%
Written Options	-1.15%

TOTAL INVESTMENTS	100.00%

(a)	Percentages calculated based on total portfolio, including securities sold short, call options written and cash balances.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Unaudited)

	Shares	Value
COMMON STOCKS - 104.31%
Communication Services - 6.53%
Alphabet, Inc., Class C(a)(b)	13,195	$5,039,698
Meta Platforms, Inc., Class A(b)	1,021	624,760
		5,664,458

Consumer Discretionary - 10.33%
Carnival Corp.	17,070	452,526
D.R. Horton, Inc.(b)	20,312	3,125,204
PulteGroup, Inc.(b)	25,690	3,143,428
Royal Caribbean Cruises Ltd.	8,500	2,241,960
		8,963,118

Energy - 7.36%
Cheniere Energy, Inc.(a)(b)	6,185	1,700,566
Exxon Mobil Corp.(b)	5,850	902,830
Halliburton Co.	31,240	1,321,452
Schlumberger NV	19,400	1,103,472
Venture Global, Inc., Class A	102,340	1,358,052
		6,386,372

Financials - 14.49%
Bank of America Corp.(b)	24,000	1,283,040
Charles Schwab Corp.(a)(b)	27,070	2,480,695
Citigroup, Inc.(b)	9,600	1,228,608
Everest Group Ltd.(b)	1,695	604,708
Fidelis Insurance Holdings Ltd.	32,860	694,332
HDFC Bank Ltd. - ADR	34,130	867,243
JPMorgan Chase & Co.(a)(b)	11,260	3,526,970
Morgan Stanley(b)	9,928	1,892,178
		12,577,774

Health Care - 5.23%
Eli Lilly & Co.(b)	2,600	2,429,960
Gilead Sciences, Inc.(b)	6,300	824,292
Johnson & Johnson(a)(b)	3,107	714,144
UnitedHealth Group, Inc.	1,550	574,244
		4,542,640

	Shares	Value
COMMON STOCKS - 104.31% (continued)
Industrials - 26.64%
AerCap Holdings NV(a)(b)	9,040	$1,285,578
Airbus SE	18,368	3,770,006
BWX Technologies, Inc.(b)	5,270	1,140,375
Eaton Corp. PLC	6,375	2,760,439
General Dynamics Corp.(a)(b)	4,955	1,706,007
General Electric Co.(b)	6,490	1,881,646
Huntington Ingalls Industries, Inc.(b)	2,645	963,547
Lockheed Martin Corp.(b)	3,080	1,595,348
Northrop Grumman Corp.(b)	3,130	1,813,772
RTX Corp.(a)(b)	15,800	2,781,906
Schneider Electric SE	4,380	1,380,766
United Parcel Service, Inc., Class B(b)	18,830	2,048,704
		23,128,094

Information Technology - 30.25%
Apple, Inc.(a)(b)	12,270	3,329,464
Applied Materials, Inc.	4,220	1,664,748
Broadcom, Inc.(a)(b)	3,509	1,464,762
Dell Technologies, Inc., Class C(a)(b)	11,370	2,375,761
Infineon Technologies AG	44,410	2,977,728
Microsoft Corp.(a)(b)	4,170	1,700,443
NVIDIA Corp.(b)	20,819	4,154,848
Samsung Electronics Co., Ltd.	16,300	2,423,240
SK Hynix, Inc.	5,530	4,794,755
Western Digital Corp.	3,160	1,373,083
		26,258,832

Materials - 1.64%
Dow, Inc.(b)	19,616	794,252
Methanex Corp.	9,639	631,740
		1,425,992

Real Estate - 1.13%
Simon Property Group, Inc.(a)(b)	4,800	977,808

Utilities - 0.71%
Duke Energy Corp.(a)(b)	4,750	615,363

TOTAL COMMON STOCKS (Cost $65,348,344)		90,540,451

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 2.85%
Call Options Purchased - 2.85%
3 Month SOFR Future 3/10/2028, $97.5, $426,943,825	1,771	741,606
3 Month SOFR Future 3/10/2028, $98.0, $446,711,975	1,853	486,412
3 Month SOFR Future 6/11/2027, $97.5, $99,398,775	413	95,506

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 2.85% (continued)
3 Month SOFR Future 6/16/2028, $97.5, $213,110,300	884	$419,900
3 Month SOFR Future 6/15/2029, $98.0, $94,162,575	391	151,513
3 Month SOFR Future 12/15/2028, $97.5, $114,463,125	475	261,250
3 Month SOFR Future 12/15/2028, $98.0, $209,166,300	868	314,650
		2,470,837

TOTAL PURCHASED OPTIONS (Cost $3,791,455)		2,470,837

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 5.16%
Energy - 0.80%
Venture Global LNG, Inc., Perpetual Maturity, 9.000%(c)(d)(e)	$700,000	692,809

Financials - 0.57%
Trinity Capital, Inc., 8/24/2026, 4.375%(b)	500,000	494,895

Industrials - 2.34%
Boeing Co., 5/1/2050, 5.805%	2,080,000	2,028,152

Utilities - 1.45%
Duke Energy Corp., 8/15/2052, 5.000%	1,470,000	1,258,453

TOTAL CORPORATE BONDS (Cost $4,494,090)		4,474,309

Maturity Date/Rate	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 10.15%

Treasury Notes
2/15/2055, 4.625%	1,185,000	1,116,330
8/15/2055, 4.750%	3,765,000	3,622,636
2/15/2056, 4.750%	1,920,000	1,848,750
11/15/2032, 4.125%	840,000	837,408
11/15/2035, 4.000%	1,430,000	1,387,882
		8,813,006

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,968,745)		8,813,006
Description/Maturity Date/Rate	Principal Amount	Value
ASSET-BACKED SECURITIES - 0.01%
United States Small Business Administration, 12/1/2028, 6.220%(b)	9,761	$9,927

TOTAL ASSET-BACKED SECURITIES (Cost $9,761)		9,927

	Shares	Value
MONEY MARKET FUNDS - 2.27%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 3.540% (7-day yield)	1,974,491	1,974,491

TOTAL MONEY MARKET FUNDS (Cost $1,974,491)		1,974,491

TOTAL INVESTMENTS - 124.75% (Cost $84,586,886)		$108,283,021

Liabilities in Excess of Other Assets - (24.75)%(f)		(21,483,803)

NET ASSETS - 100.00%		$86,799,218

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (18.08)%
Communication Services - (1.54)%
Spotify Technology SA	(1,350)	(602,843)
Trade Desk, Inc., Class A	(31,100)	(733,649)
		(1,336,492)

Consumer Discretionary - (5.39)%
AutoZone, Inc.	(175)	(648,205)
Booking Holdings, Inc.	(4,900)	(824,964)
Cava Group, Inc.	(4,670)	(436,225)
Chipotle Mexican Grill, Inc., Class A	(9,730)	(330,723)
Choice Hotels International, Inc.	(3,230)	(320,028)
Floor & Decor Holdings, Inc., Class A	(7,880)	(381,392)
Lowe’s Cos., Inc.	(1,680)	(401,167)
Signet Jewelers Ltd.	(4,830)	(430,015)
Wynn Resorts, Ltd.	(8,500)	(910,435)
		(4,683,154)

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
COMMON STOCKS - (18.08)% (continued)
Consumer Staples - (3.89)%
Anheuser-Busch InBev SA/NV - Sponsored ADR	(11,675)	$(882,046)
Church & Dwight Co., Inc.	(8,120)	(788,127)
Diageo PLC - Sponsored ADR	(4,545)	(366,554)
Dollar Tree, Inc.	(3,930)	(381,643)
Molson Coors Beverage Co., Class B	(16,170)	(691,106)
Procter & Gamble Co.	(1,800)	(264,762)
		(3,374,238)

Financials - (2.65)%
Affirm Holdings, Inc., Class A	(4,810)	(309,187)
Apollo Global Management, Inc.	(2,630)	(338,534)
Ares Management Corp., Class A	(1,870)	(219,538)
Blackstone, Inc.	(1,590)	(199,672)
Block, Inc.	(10,500)	(740,355)
KKR & Co., Inc.	(1,660)	(173,204)
SoFi Technologies, Inc.	(19,840)	(319,424)
		(2,299,914)

Industrials - (1.33)%
Daimler Truck Holding AG	(8,354)	(421,014)
TransDigm Group, Inc.	(633)	(734,267)
		(1,155,281)

Information Technology - (2.45)%
Circle Internet Group, Inc.	(3,330)	(302,630)
International Business Machines Corp.	(850)	(196,333)
Oracle Corp.	(5,320)	(858,595)
QUALCOMM, Inc.	(4,310)	(773,990)
		(2,131,548)
Materials - (0.50)%
Ball Corp.	(7,080)	(432,446)

Real Estate - (0.33)%
Digital Realty Trust, Inc.	(1,410)	(283,325)

TOTAL COMMON STOCKS (Proceeds $15,951,018)		(15,696,398)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
EXCHANGE-TRADED FUNDS - (6.26)%
Direxion Daily Financial Bull 3X ETF	(9,620)	$(1,326,791)
Direxion Daily S&P 500 Bull 3X ETF	(7,898)	(1,945,830)
iShares Russell 2000 ETF	(4,260)	(1,184,152)
State Street SPDR Regional Banking ETF	(4,720)	(329,692)
State Street SPDR S&P Retail ETF	(7,550)	(647,639)
		(5,434,104)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $4,722,730)		(5,434,104)

TOTAL SECURITIES SOLD SHORT - (24.34%) (Proceeds $20,673,748)		$(21,130,502)

Investment Abbreviations:

ADR - American Depository Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch: Public Limited Company)

PLC - Public Limited Company

SA - Sociedad Anónima (Portuguese/Spanish: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

SOFR – Secured Overnight Financing Rate

(a)	Loaned security; a portion or all of the security is on loan as of April 30, 2026.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, written options, or borrowings. As of April 30, 2026, the aggregate value of those securities was $52,368,768, representing 60.33% of net assets.
(c)	Restricted security.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2026, these securities had an aggregate value of $692,809 or 0.80% of net assets.
(f)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

Call Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
3 Month SOFR Future	3/10/2028	$99.0	(1,853)	$(323,182)	$(446,711,975)	$(173,719)
3 Month SOFR Future	3/10/2028	98.5	(1,771)	(494,090)	(426,943,825)	(287,787)
3 Month SOFR Future	6/11/2027	98.5	(413)	(44,992)	(99,398,775)	(38,719)
3 Month SOFR Future	12/15/2028	99.0	(868)	(197,935)	(209,166,300)	(141,050)
3 Month SOFR Future	6/16/2028	98.5	(884)	(135,203)	(213,110,300)	(176,800)
3 Month SOFR Future	6/15/2029	99.0	(391)	(37,708)	(94,162,575)	(70,869)
3 Month SOFR Future	12/15/2028	98.5	(475)	(176,434)	(114,463,125)	(112,812)
				$(1,409,544)	$(1,603,956,875)	$(1,001,756)

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Unaudited)

	Shares	Value
COMMON STOCKS - 121.05%
Communication Services - 11.54%
Alphabet, Inc., Class C(a)(b)	44,755	$17,093,725
Meta Platforms, Inc., Class A(b)	4,793	2,932,884
		20,026,609

Consumer Discretionary - 22.32%
Amazon.com, Inc.(b)(c)	41,770	11,071,556
Carnival Corp.(a)(b)	232,190	6,155,357
D.R. Horton, Inc.(a)(b)	49,388	7,598,838
MercadoLibre, Inc.(c)	650	1,165,209
PulteGroup, Inc.(a)(b)	53,210	6,510,776
Royal Caribbean Cruises Ltd.(a)(b)	23,630	6,232,649
		38,734,385

Energy - 9.32%
Antero Resources Corp.(b)(c)	60,450	2,373,267
Cheniere Energy, Inc.(a)(b)	11,305	3,108,310
Halliburton Co.	60,410	2,555,343
Schlumberger NV	37,375	2,125,890
Transocean Ltd.(a)(b)(c)	486,112	3,315,284
Venture Global, Inc., Class A	202,610	2,688,634
		16,166,728

Financials - 11.06%
Charles Schwab Corp.(b)	34,640	3,174,409
Citigroup, Inc.	18,240	2,334,355
Everest Group Ltd.	3,600	1,284,336
Fidelis Insurance Holdings Ltd.	79,100	1,671,383
HDFC Bank Ltd. - ADR	79,170	2,011,710
JPMorgan Chase & Co.(a)(b)	15,800	4,949,034
Rocket Cos, Inc., Class A(b)(c)	257,237	3,760,805
		19,186,032

Health Care - 8.15%
Acadia Healthcare Co., Inc.(c)	111,977	2,899,644
Brookdale Senior Living, Inc.(b)(c)	310,260	4,455,334
CRISPR Therapeutics AG(c)	41,270	2,160,072
Eli Lilly & Co.	4,200	3,925,320
UnitedHealth Group, Inc.(b)	1,910	707,617
		14,147,987

	Shares	Value
COMMON STOCKS - 121.05% (continued)
Industrials - 24.57%
Airbus SE	31,302	$6,424,691
Boeing Co.(a)(b)(c)	30,105	6,894,948
BWX Technologies, Inc.	20,970	4,537,698
Eaton Corp. PLC	12,510	5,416,955
General Dynamics Corp.(a)(b)	6,830	2,351,569
General Electric Co.(b)	12,670	3,673,413
Huntington Ingalls Industries, Inc.(b)	2,880	1,049,155
Lockheed Martin Corp.(b)	4,810	2,491,436
Northrop Grumman Corp.	2,750	1,593,570
RTX Corp.(b)	25,210	4,438,725
United Parcel Service, Inc., Class B(b)	34,632	3,767,962
		42,640,122

Information Technology - 31.22%
Apple, Inc.(a)(b)	20,330	5,516,545
Broadcom, Inc.(b)	10,958	4,574,198
Celestica, Inc.(c)	8,960	3,669,926
Coherent Corp.(c)	9,440	3,018,062
Dell Technologies, Inc., Class C(a)(b)	16,610	3,470,660
Infineon Technologies AG	50,460	3,383,386
Microsoft Corp.(b)	6,590	2,687,270
NVIDIA Corp.(b)	39,868	7,956,457
Samsung Electronics Co., Ltd.	30,400	4,519,417
SK Hynix, Inc.	10,760	9,329,396
Teledyne Technologies, Inc.(b)(c)	5,160	3,332,586
Western Digital Corp.	6,280	2,728,786
		54,186,689

Materials - 1.61%
Dow, Inc.(b)	42,393	1,716,493
SSR Mining, Inc.(c)	37,610	1,083,544
		2,800,037

Utilities - 1.26%
Duke Energy Corp.(a)(b)	16,852	2,183,177

TOTAL COMMON STOCKS
(Cost $146,365,356)		210,071,766

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.50%
Call Options Purchased - 1.50%
3 Month SOFR Future
6/11/2027, $97.5, $722,025,000	3,000	693,750
3 Month SOFR Future
6/16/2028, $97.5, $260,361,000	1,080	513,000
3 Month SOFR Future
6/15/2029, $98.0, $185,676,075	771	298,762
3 Month SOFR Future
12/15/2028, $97.5, $217,600,425	903	496,650

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 1.50% (continued)
3 Month SOFR Future
12/15/2028, $98.0, $399,777,525	1,659	$601,388
		2,603,550

TOTAL PURCHASED OPTIONS
(Cost $3,520,207)		2,603,550

	Shares	Value
MONEY MARKET FUNDS - 1.91%
BlackRock Liquidity Funds, T-Fund
Portfolio, Institutional Class, 3.540%
(7-day yield)	3,310,504	3,310,504

TOTAL MONEY MARKET FUNDS
(Cost $3,310,504)		3,310,504

TOTAL INVESTMENTS - 124.46%
(Cost $153,196,067)		$215,985,820

Liabilities in Excess of Other Assets - (24.46)%(d)		(42,447,875)

NET ASSETS - 100.00%		$173,537,945

SCHEDULE OF SECURITIES SOLD
SHORT	Shares	Value
COMMON STOCKS - (17.65)%
Communication Services - (1.50)%
Spotify Technology SA	(2,640)	(1,178,892)
Trade Desk, Inc., Class A	(60,240)	(1,421,062)
		(2,599,954)

Consumer Discretionary - (5.22)%
AutoZone, Inc.	(342)	(1,266,778)
Booking Holdings, Inc.	(9,400)	(1,582,584)
Cava Group, Inc.	(9,100)	(850,031)
Chipotle Mexican Grill, Inc., Class A	(19,020)	(646,490)
Choice Hotels International, Inc.	(6,330)	(627,177)
Floor & Decor Holdings, Inc., Class A	(15,330)	(741,972)
Lowe's Cos., Inc.	(3,270)	(780,843)
Signet Jewelers Ltd.	(9,180)	(817,295)
Wynn Resorts, Ltd.	(16,370)	(1,753,391)
		(9,066,561)
SCHEDULE OF SECURITIES SOLD
SHORT (continued)	Shares	Value
COMMON STOCKS - (17.65)% (continued)
Consumer Staples - (3.80)%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	(23,205)	$(1,753,138)
Church & Dwight Co., Inc.	(15,700)	(1,523,842)
Diageo PLC - Sponsored ADR	(8,945)	(721,414)
Dollar Tree, Inc.	(7,610)	(739,007)
Molson Coors Beverage Co., Class B	(31,480)	(1,345,455)
Procter & Gamble Co.	(3,450)	(507,461)
		(6,590,317)

Financials - (2.64)%
Affirm Holdings, Inc., Class A	(9,430)	(606,160)
Apollo Global Management, Inc.	(5,180)	(666,770)
Ares Management Corp., Class A	(3,620)	(424,988)
Blackstone, Inc.	(3,090)	(388,042)
Block, Inc.	(20,330)	(1,433,468)
KKR & Co., Inc.	(4,190)	(437,185)
SoFi Technologies, Inc.	(38,440)	(618,884)
		(4,575,497)

Industrials - (1.26)%
Daimler Truck Holding AG	(15,467)	(779,485)
TransDigm Group, Inc.	(1,213)	(1,407,056)
		(2,186,541)

Information Technology - (2.44)%
Circle Internet Group, Inc.	(6,390)	(580,723)
International Business Machines Corp.	(1,650)	(381,117)
Oracle Corp.	(10,660)	(1,720,417)
QUALCOMM, Inc.	(8,620)	(1,547,980)
		(4,230,237)

Materials - (0.47)%
Ball Corp.	(13,510)	(825,191)

Real Estate - (0.32)%
Digital Realty Trust, Inc.	(2,795)	(561,627)

TOTAL COMMON STOCKS
(Proceeds $31,181,334)		(30,635,925)

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD
SHORT (continued)	Shares	Value
EXCHANGE-TRADED FUNDS - (6.07)%
Direxion Daily Financial Bull 3X ETF	(18,865)	$(2,601,861)
Direxion Daily S&P 500 Bull 3X ETF	(15,147)	(3,731,766)
iShares Russell 2000 ETF	(8,230)	(2,287,693)
State Street SPDR Regional Banking ETF	(9,260)	(646,811)
State Street SPDR S&P Retail ETF	(14,750)	(1,265,255)
		(10,533,386)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $9,165,438)		(10,533,386)

TOTAL SECURITIES SOLD SHORT - (23.72%)
(Proceeds $40,346,772)		$(41,169,311)

Investment Abbreviations:

ADR - American Depository Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch: Public Limited Company)

PLC - Public Limited Company

SA - Société Anonyme (French: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

SOFR – Secured Overnight Financing Rate

(a)	Loaned security; a portion or all of the security is on loan as of April 30, 2026.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, written options, or borrowings. As of April 30, 2026, the aggregate value of those securities was $105,050,418, representing 60.53% of net assets.

(c)	Non-income producing security.
(d)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

Call Options Written
				Premiums
Underlying Security	Expiration Date	Strike Price	Contracts	Received	Notional Value	Value
3 Month SOFR Future	6/11/2027	$98.5	(3,000)	$(251,820)	$(722,025,000)	$(281,250)
3 Month SOFR Future	12/15/2028	99.0	(1,659)	(377,869)	(399,777,525)	(269,588)
3 Month SOFR Future	6/16/2028	98.5	(1,080)	(144,655)	(260,361,000)	(216,000)
3 Month SOFR Future	6/15/2029	99.0	(771)	(74,355)	(185,676,075)	(139,744)
3 Month SOFR Future	12/15/2028	98.5	(903)	(335,411)	(217,600,425)	(214,462)
				$(1,184,110)	$(1,785,440,025)	$(1,121,044)

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Unaudited)

	Shares	Value
COMMON STOCKS - 105.80%
Communication Services - 9.43%
Alphabet, Inc., Class C(a)(b)	61,480	$23,481,671
Meta Platforms, Inc., Class A(a)(b)	5,571	3,408,951
		26,890,622

Consumer Discretionary - 20.85%
Amazon.com, Inc.(b)(c)	70,400	18,660,224
Carnival Corp.(a)(b)	317,950	8,428,855
D.R. Horton, Inc.(a)(b)	73,615	11,326,404
PulteGroup, Inc.(a)(b)	91,750	11,226,530
Royal Caribbean Cruises Ltd.(a)(b)	37,387	9,861,195
		59,503,208

Energy - 9.56%
Antero Resources Corp.(b)(c)	100,785	3,956,819
Cheniere Energy, Inc.(a)(b)	15,200	4,179,240
Expand Energy Corp.(a)(b)	29,881	3,052,344
Halliburton Co.	101,275	4,283,933
Schlumberger NV	62,455	3,552,440
Transocean Ltd.(a)(b)(c)	559,090	3,812,994
Venture Global, Inc., Class A	333,800	4,429,526
		27,267,296

Financials - 9.81%
Charles Schwab Corp.(a)(b)	73,770	6,760,283
Everest Group Ltd.(a)(b)	5,350	1,908,666
Fidelis Insurance Holdings Ltd.	142,100	3,002,573
HDFC Bank Ltd. - ADR	108,300	2,751,903
JPMorgan Chase & Co.(a)(b)	24,300	7,611,489
Rocket Cos, Inc., Class A(b)(c)	407,791	5,961,904
		27,996,818

Health Care - 1.93%
Eli Lilly & Co.	2,940	2,747,724
UnitedHealth Group, Inc.	7,470	2,767,486
		5,515,210

Industrials - 23.82%
Airbus SE	55,294	11,349,015
Boeing Co.(a)(b)(c)	52,035	11,917,576
BWX Technologies, Inc.(b)	17,050	3,689,449
Eaton Corp. PLC(b)	20,803	9,007,907
General Dynamics Corp.(b)	8,430	2,902,449
General Electric Co.(b)	22,290	6,462,540
Huntington Ingalls Industries, Inc.(b)	11,800	4,298,622
Lockheed Martin Corp.(a)(b)	10,182	5,273,970
Northrop Grumman Corp.(b)	5,430	3,146,576
RTX Corp.(a)(b)	25,980	4,574,299
United Parcel Service, Inc., Class B(b)	49,147	5,347,194
		67,969,597
	Shares	Value
COMMON STOCKS - 105.80% (continued)
Information Technology - 28.85%
Apple, Inc.(a)(b)	22,990	$6,238,336
Broadcom, Inc.(b)	16,858	7,037,035
Celestica, Inc.(c)	16,700	6,840,153
Dell Technologies, Inc., Class C(b)	17,580	3,673,341
Infineon Technologies AG	144,780	9,707,621
Microsoft Corp.(a)(b)	10,775	4,393,829
NVIDIA Corp.(b)	62,732	12,519,425
Samsung Electronics Co., Ltd.	53,000	7,879,248
SK Hynix, Inc.	16,390	14,210,855
Teledyne Technologies, Inc.(a)(b)(c)	8,230	5,315,346
Western Digital Corp.	10,350	4,497,282
		82,312,471

Materials - 1.55%
Dow, Inc.(b)	64,700	2,619,703
SSR Mining, Inc.(c)	62,690	1,806,099
		4,425,802

TOTAL COMMON STOCKS
(Cost $213,626,119)		301,881,024

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 2.82%
Call Options Purchased - 2.82%
3 Month SOFR Future
3/10/2028, $97.5, $1,402,815,425	5,819	2,436,706
3 Month SOFR Future
3/10/2028, $98.0, $1,467,664,600	6,088	1,598,100
3 Month SOFR Future
6/11/2027, $97.5, $324,911,250	1,350	312,188
3 Month SOFR Future
6/16/2028, $97.5, $696,947,825	2,891	1,373,225
3 Month SOFR Future
6/15/2029, $98.0, $307,774,350	1,278	495,225
3 Month SOFR Future
12/15/2028, $97.5, $366,763,950	1,522	837,100
3 Month SOFR Future
12/15/2028, $98.0, $672,320,250	2,790	1,011,375
		8,063,919
TOTAL PURCHASED OPTIONS
(Cost $12,380,689)		8,063,919

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS - 3.26%
Energy - 0.78%
Venture Global LNG, Inc., Perpetual
Maturity, 9.000%(d)(e)(f)	$2,250,000	2,226,887

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS - 3.26% (continued)
Industrials - 1.64%
Boeing Co., 5/1/2050, 5.805%	$4,800,000	$4,680,350

Utilities - 0.84%
Duke Energy Corp., 8/15/2052, 5.000%	2,800,000	2,397,054

TOTAL CORPORATE BONDS
(Cost $9,363,945)		9,304,291

	Principal
Maturity Date/Rate	Amount	Value
U.S. TREASURY OBLIGATIONS - 11.60%

Treasury Notes
2/15/2055, 4.625%	10,265,000	9,670,151
8/15/2055, 4.750%	15,930,000	15,327,647
2/15/2056, 4.750%	6,230,000	5,998,809
11/15/2035, 4.000%	2,155,000	2,091,528
		33,088,135

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $33,857,341)		33,088,135

	Shares	Value
MONEY MARKET FUNDS - 1.55%
BlackRock Liquidity Funds, T-Fund
Portfolio, Institutional Class, 3.540%
(7-day yield)	4,409,970	4,409,970

TOTAL MONEY MARKET FUNDS
(Cost $4,409,970)		4,409,970

TOTAL INVESTMENTS - 125.03%
(Cost $273,638,064)		$356,747,339

Liabilities in Excess of Other Assets - (25.03)%(g)		(71,416,056)

NET ASSETS - 100.00%		$285,331,283

SCHEDULE OF SECURITIES SOLD
SHORT	Shares	Value
COMMON STOCKS - (18.00)%
Communication Services - (1.52)%
Spotify Technology SA	(4,370)	(1,951,423)
Trade Desk, Inc., Class A	(100,630)	(2,373,862)
		(4,325,285)

SCHEDULE OF SECURITIES SOLD
SHORT (continued)	Shares	Value
COMMON STOCKS - (18.00)% (continued)
Consumer Discretionary - (5.36)%
AutoZone, Inc.	(587)	$(2,174,266)
Booking Holdings, Inc.	(15,775)	(2,655,879)
Cava Group, Inc.	(15,230)	(1,422,634)
Chipotle Mexican Grill, Inc., Class A	(31,810)	(1,081,222)
Choice Hotels International, Inc.	(10,570)	(1,047,276)
Floor & Decor Holdings, Inc., Class A	(26,100)	(1,263,240)
Lowe's Cos., Inc.	(5,570)	(1,330,060)
Signet Jewelers Ltd.	(15,470)	(1,377,294)
Wynn Resorts, Ltd.	(27,360)	(2,930,530)
		(15,282,401)

Consumer Staples - (3.88)%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	(38,135)	(2,881,099)
Church & Dwight Co., Inc.	(26,780)	(2,599,267)
Diageo PLC - Sponsored ADR	(14,845)	(1,197,249)
Dollar Tree, Inc.	(12,700)	(1,233,297)
Molson Coors Beverage Co., Class B	(53,340)	(2,279,752)
Procter & Gamble Co.	(5,900)	(867,831)
		(11,058,495)

Financials - (2.68)%
Affirm Holdings, Inc., Class A	(15,700)	(1,009,196)
Apollo Global Management, Inc.	(8,630)	(1,110,854)
Ares Management Corp., Class A	(6,090)	(714,966)
Blackstone, Inc.	(5,170)	(649,249)
Block, Inc.	(33,940)	(2,393,109)
KKR & Co., Inc.	(7,030)	(733,510)
SoFi Technologies, Inc.	(64,320)	(1,035,552)
		(7,646,436)

Industrials - (1.31)%
Daimler Truck Holding AG	(27,227)	(1,372,151)
TransDigm Group, Inc.	(2,037)	(2,362,879)
		(3,735,030)

Information Technology - (2.45)%
Circle Internet Group, Inc.	(10,690)	(971,507)
International Business Machines Corp.	(2,750)	(635,195)
Oracle Corp.	(17,560)	(2,834,008)
QUALCOMM, Inc.	(14,220)	(2,553,628)
		(6,994,338)

Materials - (0.48)%
Ball Corp.	(22,680)	(1,385,294)

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD
SHORT (continued)	Shares	Value
COMMON STOCKS - (18.00)% (continued)
Real Estate - (0.32)%
Digital Realty Trust, Inc.	(4,610)	$(926,333)

TOTAL COMMON STOCKS
(Proceeds $52,283,327)		(51,353,612)

EXCHANGE-TRADED FUNDS - (6.20)%
Direxion Daily Financial Bull 3X ETF	(31,402)	(4,330,964)
Direxion Daily S&P 500 Bull 3X ETF	(25,449)	(6,269,870)
iShares Russell 2000 ETF	(13,920)	(3,869,342)
State Street SPDR Regional Banking ETF	(15,410)	(1,076,389)
State Street SPDR S&P Retail ETF	(25,070)	(2,150,505)
		(17,697,070)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $15,393,539)		(17,697,070)

TOTAL SECURITIES SOLD SHORT - (24.20%)
(Proceeds $67,676,866)		$(69,050,682)

Investment Abbreviations:

ADR - American Depository Receipt

AG - Aktiengesellschaft (German: Stock Corporation)

Ltd. – Limited

NV - Naamloze Vennootschap (Dutch: Public Limited Company)

SA - Société Anonyme (French: Public Limited Company)

SE - Société Européenne (French: European Society/Company)

SOFR – Secured Overnight Financing Rate

(a)	Loaned security; a portion or all of the security is on loan as of April 30, 2026.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, written options, or borrowings. As of April 30, 2026, the aggregate value of those securities was $175,334,650, representing 61.45% of net assets.

(c)	Non-income producing security.
(d)	Restricted security.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2026, these securities had an aggregate value of $2,226,887 or 0.78% of net assets.
(g)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Financial Statements.

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

April 30, 2026 (Continued) (Unaudited)

Call Options Written
				Premiums
Underlying Security	Expiration Date	Strike Price	Contracts	Received	Notional Value	Value
3 Month SOFR Future	3/10/2028	$99.0	(6,088)	$(1,061,835)	$(1,467,664,600)	$(570,750)
3 Month SOFR Future	3/10/2028	98.5	(5,819)	(1,623,465)	(1,402,815,425)	(945,587)
3 Month SOFR Future	6/11/2027	98.5	(1,350)	(147,069)	(324,911,250)	(126,563)
3 Month SOFR Future	12/15/2028	99.0	(2,790)	(635,743)	(672,320,250)	(453,375)
3 Month SOFR Future	6/16/2028	98.5	(2,891)	(442,320)	(696,947,825)	(578,200)
3 Month SOFR Future	6/15/2029	99.0	(1,278)	(123,250)	(307,774,350)	(231,638)
3 Month SOFR Future	12/15/2028	98.5	(1,522)	(565,332)	(366,763,950)	(361,475)
				$(4,599,014)	$(5,239,197,650)	$(3,267,588)

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2026 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund

ASSETS:
Investments, at value*	$108,283,021	$215,985,820	$356,747,339
Cash	21,454	28,008	47,335
Foreign currencies, at value	56	99	169
Deposit with broker for securities sold short	21,538,678	41,940,937	70,318,119
Dividends receivable	34,842	41,490	57,610
Interest receivable	195,659	–	542,533
Interest receivable on deposits with broker	46,771	90,996	153,330
Total Assets	130,120,481	258,087,350	427,866,435
LIABILITIES:
Loan payable	21,000,000	41,000,000	69,500,000
Interest on loan payable	77,648	151,598	256,976
Securities sold short, at value	21,130,502	41,169,311	69,050,682
Written options, at value	1,001,756	1,121,044	3,267,588
Payable for investments purchased	–	852,396	–
Dividends payable - short sales	3,454	6,798	11,282
Accrued investment advisory fee	74,204	185,917	346,426
Accrued administration fee	30,212	58,874	98,731
Accrued trustees' fees	3,487	3,467	3,467
Total Liabilities	43,321,263	84,549,405	142,535,152
NET ASSETS	$86,799,218	$173,537,945	$285,331,283

COMPOSITION OF NET ASSETS:
Paid in capital	$83,369,198	$163,674,369	$309,940,408
Distributable earnings/(Accumulated loss)	3,430,020	9,863,576	(24,609,125)
NET ASSETS	$86,799,218	$173,537,945	$285,331,283

Shares outstanding of no par amount, unlimited shares authorized	12,409,683	18,738,121	42,766,222
Net Asset Value, per share	$6.99	$9.26	$6.67

Investments, at cost	$84,586,886	$153,196,067	$273,638,064
Foreign Currencies, at cost	56	99	169
Proceeds of Securities Sold Short	20,673,748	40,346,772	67,676,866
Premiums Received on Written Options	1,409,544	1,184,110	4,599,014

* Securities Loaned, at value	$16,220,231	$38,106,410	$64,239,739

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2026 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:
Dividends*	$652,925	$1,027,879	$1,548,256
Interest	409,885	3,238	1,170,927
Interest on deposits with broker	319,831	627,071	1,066,929
Total Income	1,382,641	1,658,188	3,786,112
EXPENSES:
Investment advisory fee	446,634	1,115,185	2,095,018
Administration fee	181,844	353,142	597,080
Interest on loan	474,180	925,780	1,569,310
Trustees' fees	64,570	64,550	64,550
Dividend expense - short sales	135,163	265,078	465,331
Total Expenses	1,302,391	2,723,735	4,791,289
NET INVESTMENT INCOME/(LOSS)	80,250	(1,065,547)	(1,005,177)
Net realized gain/(loss) on:
Investment securities	6,679,127	14,596,303	21,394,483
Securities sold short	(27,782)	(51,155)	(64,476)
Written options	(16,206)	(177,070)	(52,974)
Foreign currency related transactions	(3,159)	(629)	(1,423)
Net Realized Gain	6,631,980	14,367,449	21,275,610
Net change in unrealized appreciation/depreciation on:
Investment securities	(921,505)	1,434,664	(1,867,922)
Securities sold short	(489,305)	(988,831)	(1,616,120)
Written options	40,441	63,066	124,413
Foreign currency related translations	101	192	362
Net Change In Unrealized Appreciation/Depreciation	(1,370,268)	509,091	(3,359,267)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,261,712	14,876,540	17,916,343
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,341,962	$13,810,993	$16,911,166
*Foreign taxes withheld on dividends	$15,806	$27,110	$46,596

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

Clough Global Dividend and Income Fund	For the Six Months Ended April 30, 2026 (Unaudited)	For the Year Ended October 31, 2025
OPERATIONS
Net investment income	$80,250	$939,371
Net realized gain	6,631,980	1,659,818
Net change in unrealized appreciation/depreciation	(1,370,268)	10,075,768
Net increase in net assets resulting from operations	5,341,962	12,674,957

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(4,115,051)	(705,311)
Tax return of capital	–	(7,127,681)
Net decrease in net assets from distributions	(4,115,051)	(7,832,992)

Net increase in net assets attributable to common shares	1,226,911	4,841,965

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	85,572,307	80,730,342
End of period	$86,799,218	$85,572,307

Clough Global Equity Fund	For the Six Months Ended April 30, 2026 (Unaudited)	For the Year Ended October 31, 2025
OPERATIONS
Net investment loss	$(1,065,547)	$(1,852,598)
Net realized gain	14,367,449	12,170,185
Net change in unrealized appreciation/depreciation	509,091	24,501,986
Net increase in net assets resulting from operations	13,810,993	34,819,573

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(7,899,992)	–
Tax return of capital	–	(14,439,596)
Net decrease in net assets from distributions	(7,899,992)	(14,439,596)

Net increase in net assets attributable to common shares	5,911,001	20,379,977

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	167,626,944	147,246,967
End of period	$173,537,945	$167,626,944

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CHANGES IN NET ASSETS

    (Continued)

Clough Global Opportunities Fund	For the Six Months Ended April 30, 2026 (Unaudited)	For the Year Ended October 31, 2025
OPERATIONS
Net investment loss	$(1,005,177)	$(1,361,533)
Net realized gain	21,275,610	19,993,374
Net change in unrealized appreciation/depreciation	(3,359,267)	29,242,664
Net increase in net assets resulting from operations	16,911,166	47,874,505

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From distributable earnings	(13,471,360)	–
Tax return of capital	–	(25,531,435)
Net decrease in net assets from distributions	(13,471,360)	(25,531,435)

Net increase in net assets attributable to common shares	3,439,806	22,343,070

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	281,891,477	259,548,407
End of period	$285,331,283	$281,891,477

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CASH FLOWS

For the Six Months Ended April 30, 2026 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$5,341,962	$13,810,993	$16,911,166
Adjustments to reconcile change in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(71,136,475)	(127,961,796)	(250,411,889)
Net purchases of short-term investment securities	(1,111,516)	(1,474,842)	(1,521,517)
Proceeds from disposition of investment securities	77,487,092	141,746,344	270,409,449
Amortization of premium and accretion of discount on investments	(1,995)	–	(1,926)
Proceeds from securities sold transactions	46,872,412	90,156,591	152,823,398
Cover securities sold short transactions	(46,008,647)	(89,559,562)	(153,052,171)
Purchased options transactions	(1,744,542)	(4,907,492)	(5,652,714)
Proceeds from purchased options transactions	79,659	870,371	260,388
Premiums paid on closing written options transactions	(54,566)	(596,191)	(178,362)
Premiums received from written options transactions	630,632	1,603,231	2,039,101

Net realized (gain)/loss on:
Investments	(6,679,127)	(14,596,303)	(21,394,483)
Securities sold short	27,782	51,155	64,476
Written options	16,206	177,070	52,974

Net change in unrealized appreciation/depreciation on:
Investments	921,505	(1,434,664)	1,867,922
Securities sold short	489,305	988,831	1,616,120
Written options	(40,441)	(63,066)	(124,413)

(Increase)/Decrease in assets:
Dividends receivable	14,360	8,756	23,082
Interest receivable	101,878	–	114,984
Interest receivable on deposits with broker	16,285	32,822	58,243
Prepaid expenses and other assets	8,052	–	–

Increase/(Decrease) in liabilities:
Accrued administration fee	(1,297)	(2,101)	(5,610)
Interest on loan payable	(10,873)	(21,228)	(35,986)
Accrued investment advisory fee	(3,185)	(6,635)	(19,683)
Dividends payable - short sales	(2,366)	(4,418)	(7,872)
Accrued trustees' fees	110	90	90
Other payables and accrued expenses	(31,645)	(31,645)	(31,644)
Net Cash Provided by Operating Activities	5,180,565	8,786,311	13,803,123

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(4,115,051)	(7,899,992)	(13,471,360)
Net Cash Used in Financing Activities	(4,115,051)	(7,899,992)	(13,471,360)
Net increase in cash	1,065,514	886,319	331,763
Cash and restricted cash, beginning balance	$20,494,674	$41,082,725	$70,033,860
Cash and restricted cash, ending balance	$21,560,188	$41,969,044	$70,365,623

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$485,053	$947,008	$1,605,296

RECONCILIAITION OF BEGINNING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$19,389	$30,672	$39,243
Foreign currencies, at value	87	–	5
Deposits with broker
Securities sold short	20,475,198	41,052,053	69,994,612
Total	$20,494,674	$41,082,725	$70,033,860

See Notes to Financial Statements.

Clough Global Funds

STATEMENTS OF CASH FLOWS

For the Six Months Ended April 30, 2026 (Continued) (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
RECONCILIAITION OF ENDING BALANCE OF RESTRICTED AND UNRESTRICTED CASH TO STATEMENT OF ASSETS AND LIABILITIES
Cash	$21,454	$28,008	$47,335
Foreign currencies, at value	56	99	169
Deposits with broker
Securities sold short	21,538,678	41,940,937	70,318,119
Total	$21,560,188	$41,969,044	$70,365,623

See Notes to Financial Statements.

Clough Global Dividend and Income Fund

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2026 (Unaudited)		For the Year Ended October 31, 2025	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$6.90		$6.51	$5.89	$7.34	$11.02	$10.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.01		0.08	0.07	0.02	(0.02)	0.06
Net realized and unrealized gain/(loss) on investments	0.41		0.94	1.19	(0.71)	(2.59)	2.28
Total from Investment Operations	0.42		1.02	1.26	(0.69)	(2.61)	2.34

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.33)		(0.06)	(0.04)	(0.02)	–	–
Net realized gains	–		–	–	–	–	(0.41)
Tax return of capital	–		(0.57)	(0.61)	(0.76)	(1.10)	(0.76)
Total Distributions to Common Shareholders	(0.33)		(0.63)	(0.65)	(0.78)	(1.10)	(1.17)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		–	0.01	0.02	0.03	(0.38)
Total Capital Share Transactions	–		–	0.01	0.02	0.03	(0.38)
Net Increase/(Decrease) in net asset value	0.09		0.39	0.62	(1.45)	(3.68)	0.79
Net Asset Value - End of Period	$6.99		$6.90	$6.51	$5.89	$7.34	$11.02
Market Value - End of Period	$6.09		$6.13	$5.72	$4.90	$6.84	$11.43

Total Investment Return - Net Asset Value(b)	6.88%		18.40%	24.06%	(8.45%)	(24.49%)	23.34%
Total Investment Return - Market Price(c)	4.82%		19.71%	31.03%	(18.27%)	(32.14%)	49.90%

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$86,799		$85,572	$80,730	$73,660	$93,284	$124,485
Ratios to average net assets attributable to common shareholders:
Total expense ratio	3.08	%(e)	3.06%	3.09%	5.32%	3.58%	2.38%
Total expense ratio excluding interest expense and dividends on short sales expense	1.61	%(e)	1.65%	1.63%	1.97%	1.91%	1.78%
Ratio of net investment income/(loss)	0.19	%(e)	1.19%	1.12%	0.26%	(0.17%)	0.49%
Portfolio turnover rate	69%		145%	68%	72%	199%	147%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$21,000		$21,000	$16,000	$16,000	$53,000	$61,500
Asset Coverage Per $1,000(f)	5,133		5,075	6,046	5,604	2,760	3,024

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)

Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(c)

Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.
(e)	Annualized.
(f)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Equity Fund

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2026 (Unaudited)		For the Year Ended October 31, 2025	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$8.95		$7.86	$6.45	$7.73	$15.11	$12.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)		(0.10)	(0.03)	(0.14)	(0.25)	(0.19)
Net realized and unrealized gain/(loss) on investments	0.79		1.96	2.15	(0.33)	(5.71)	4.72
Total from Investment Operations	0.73		1.86	2.12	(0.47)	(5.96)	4.53

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.42)		–	–	–	–	(0.12)
Net realized gains	–		–	–	–	(0.75)	(1.44)
Tax return of capital	–		(0.77)	(0.72)	(0.83)	(0.68)	–
Total Distributions to Common Shareholders	(0.42)		(0.77)	(0.72)	(0.83)	(1.43)	(1.56)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		–	0.01	0.02	0.01	(0.67)
Total Capital Share Transactions	–		–	0.01	0.02	0.01	(0.67)
Net Increase/(Decrease) in net asset value	0.31		1.09	1.41	(1.28)	(7.38)	2.30
Net Asset Value - End of Period	$9.26		$8.95	$7.86	$6.45	$7.73	$15.11
Market Value - End of Period	$8.10		$7.86	$6.76	$5.26	$7.09	$15.27

Total Investment Return - Net Asset Value(b)	9.04%		27.09%	36.12%	(4.78%)	(40.97%)	36.34%
Total Investment Return - Market Price(c)	8.61%		29.78%	43.56%	(15.34%)	(46.43%)	63.73%

RATIOS AND SUPPLEMENTAL DATA:(d)
Net Assets, end of period (000s)	$173,538		$167,627	$147,247	$121,519	$147,870	$267,675
Ratios to average net assets attributable to common shareholders:
Total expense ratio	3.30	%(e)	3.41%	3.29%	5.60%	4.39%	2.64%
Total expense ratio excluding interest expense and dividends on short sales expense	1.83	%(e)	1.86%	1.81%	2.23%	2.44%	2.07%
Ratio of net investment (loss)	(1.29	%)(e)	(1.25%)	(0.42%)	(1.99%)	(2.31%)	(1.21%)
Portfolio turnover rate	63%		147%	89%	122%	198%	194%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$41,000		$41,000	$29,000	$29,000	$110,000	$131,500
Asset Coverage Per $1,000(f)	5,233		5,088	6,077	5,190	2,344	3,036

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)

Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(c)

Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.
(e)	Annualized.
(f)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Opportunities Fund

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2026 (Unaudited)		For the Year Ended October 31, 2025	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period	$6.59		$6.07	$5.19	$6.21	$12.37	$10.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.02)		(0.03)	0.00 (b)	(0.11)	(0.18)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.42		1.15	1.46	(0.25)	(4.83)	3.60
Total from Investment Operations	0.40		1.12	1.46	(0.36)	(5.01)	3.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.32)		–	–	–	–	–
Net realized gains	–		–	–	–	(0.52)	(1.27)
Tax return of capital	–		(0.60)	(0.58)	(0.67)	(0.64)	–
Total Distributions to Common Shareholders	(0.31)		(0.60)	(0.58)	(0.67)	(1.16)	(1.27)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions	–		–	0.00 (b)	0.01	0.01	(0.28)
Total Capital Share Transactions	–		–	0.00 (b)	0.01	0.01	(0.28)
Net Increase/(Decrease) in net asset value	0.09		0.52	0.88	(1.02)	(6.16)	1.89
Net Asset Value - End of Period	$6.67		$6.59	$6.07	$5.19	$6.21	$12.37
Market Value - End of Period	$5.83		$5.82	$5.23	$4.20	$5.74	$12.87

Total Investment Return - Net Asset Value(c)	6.80%		21.36%	30.94%	(4.49%)	(42.06%)	34.71%
Total Investment Return - Market Price(d)	5.70%		24.39%	39.41%	(16.38%)	(48.53%)	66.16%

RATIOS AND SUPPLEMENTAL DATA:(e)
Net Assets, end of period (000s)	$285,331		$281,891	$259,548	$222,689	$270,392	$495,734
Ratios to average net assets attributable to common shareholders:
Total expense ratio	3.47	%(f)	3.54%	3.36%	5.71%	4.57%	2.78%
Total expense ratio excluding interest expense and dividends on short sales expense	1.98	%(f)	1.97%	1.89%	2.36%	2.60%	2.20%
Ratio of net investment income/(loss)	(0.73	%)(f)	(0.53%)	0.04%	(1.91%)	(2.09%)	(1.26%)
Portfolio turnover rate	65%		145%	85%	115%	212%	209%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$69,500		$69,500	$52,000	$52,000	$204,000	$245,500
Asset Coverage Per $1,000(g)	5,105		5,056	5,991	5,282	2,325	3,019

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.005 per common share.
(c)

Total investment return - Net Asset Value is calculated based on the funds calculated net asset value, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund’s rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(d)

Total investment return - Market Price is calculated based on where the fund is trading in the market, assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(e)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds.
(f)	Annualized.
(g)

Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2026 (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

The Funds adopted FASB Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). An operating segment is a component of a Fund that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the Fund’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio Manager acts as the Funds’ CODM. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

The Funds adopted FASB ASU 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Funds’ adoption of ASU 2023-09 did not have a material impact on the Funds’ financial statements.

Investment Valuation – Securities and securities sold short, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at the mean of the bid and asked prices. Futures and options on futures are valued at settlement prices.

If the price of a security is unavailable, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined the valuation designee. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Clough Capital Partners L.P. (“Clough” or the “Adviser”), as the valuation designee with respect to the fair valuation of each Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2026 (Continued) (Unaudited)

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2026, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund
Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$90,540,451	$–	$–	$90,540,451
Purchased Options	2,470,837	–	–	2,470,837
Corporate Bonds	–	4,474,309	–	4,474,309
U.S. Treasury Obligations	–	8,813,006	–	8,813,006
Asset-Backed Securities	–	9,927	–	9,927
Money Market Funds	1,974,491	–	–	1,974,491
Total	$94,985,779	$13,297,242	$–	$108,283,021
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(15,696,398)	–	–	(15,696,398)
Exchange-Traded Funds	(5,434,104)	–	–	(5,434,104)
Written Options	(1,001,756)	–	–	(1,001,756)
Total	$(22,132,258)	$–	$–	$(22,132,258)

Clough Global Equity Fund
Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$210,071,766	$–	$–	$210,071,766
Purchased Options	2,603,550	–	–	2,603,550
Money Market Funds	3,310,504	–	–	3,310,504
Total	$215,985,820	$–	$–	$215,985,820
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(30,635,925)	–	–	(30,635,925)
Exchange-Traded Funds	(10,533,386)	–	–	(10,533,386)
Written Options	(1,121,044)	–	–	(1,121,044)
Total	$(42,290,355)	$–	$–	$(42,290,355)

Clough Global Opportunities Fund
Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$301,881,024	$–	$–	$301,881,024
Purchased Options	8,063,919	–	–	8,063,919
Corporate Bonds	–	9,304,291	–	9,304,291
U.S. Treasury Obligations	–	33,088,135	–	33,088,135
Money Market Funds	4,409,970	–	–	4,409,970
Total	$314,354,913	$42,392,426	$–	$356,747,339
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(51,353,612)	–	–	(51,353,612)
Exchange-Traded Funds	(17,697,070)	–	–	(17,697,070)
Written Options	(3,267,588)	–	–	(3,267,588)
Total	$(72,318,270)	$–	$–	$(72,318,270)

(a)	For detailed descriptions and other security classifications, see the accompanying Schedules of Investments.

In the event an independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2026 (Continued) (Unaudited)

Cash and Cash Equivalents – Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Foreign Securities – Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds – Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales – Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds, if any, is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives - The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2026 (Continued) (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors – In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing - Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for written options which is held with one counterparty. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of April 30, 2026:

Clough Global Dividend and Income Fund
Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Interest Rate Contracts (Purchased Options)	Investments, at value	$2,470,839
Total		$2,470,839
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(1,001,756)
Total		$(1,001,756)

Clough Global Equity Fund
Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Interest Rate Contracts (Purchased Options)	Investments, at value	$2,603,551
Total		$2,603,551
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(1,121,044)
Total		$(1,121,044)

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2026 (Continued) (Unaudited)

Clough Global Opportunities Fund
Risk Exposure	Statements of Assets and Liabilities Location	Value
Asset Derivatives
Interest Rate Contracts (Purchased Options)	Investments, at value	$8,063,920
Total		$8,063,920
Liability Derivatives
Interest Rate Contracts (Written Options)	Written options, at value	$(3,267,588)
Total		$(3,267,588)

The effect of derivatives instruments on each Fund’s Statement of Operations for the six months ended April 30, 2026:

Clough Global Dividend and Income Fund
Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/depreciation on investment securities	$(62,667)	$(684,489)
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/depreciation on written options	(16,206)	40,441
		$(78,873)	$(684,048)

Clough Global Equity Fund
Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/depreciation on investment securities	$(516,911)	$(916,657)
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/depreciation on written options	(177,070)	63,066
		$(693,981)	$(853,591)

Clough Global Opportunities Fund
Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest Rate Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/depreciation on investment securities	$(204,844)	$(2,226,508)
Interest Rate Contracts (Written Options)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/depreciation on written options	(52,974)	124,413
		$(257,818)	$(2,102,095)

The average month end notional value of options contracts for the period in which the Funds held options during the six months ended April 30, 2026, is noted below.

Fund	Average Purchased Option Contract Notional Value	Average Written Option Contract Notional Value
Clough Global Dividend and Income Fund	$1,073,477,350	$1,073,477,350
Clough Global Equity Fund	922,928,125	922,928,125
Clough Global Opportunities Fund	4,123,531,402	4,123,531,402

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of April 30, 2026, were as follows.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Continued) (Unaudited)

Clough Global Dividend and Income Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Venture Global LNG, Inc.	0.80%	3/17/2026	$700,000	$651,065	$692,809
TOTAL	0.80%		$700,000	$651,065	$692,809

Clough Global Opportunities Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Venture Global LNG, Inc.	0.78%	3/17/2026	$2,250,000	$2,092,710	$2,226,887
TOTAL	0.78%		$2,250,000	$2,092,710	$2,226,887

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2026, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2026, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Each Fund's Board agreed that each Fund would pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Each Fund's current managed distribution policy is to set the monthly distribution rate at an amount equal to at least one twelfth of 10% of each Fund's adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Continued) (Unaudited)

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The economic impacts of a global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

Prices of bonds and other fixed rate fixed-income securities are subject to interest rate risk as the price tends to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Funds' investments in these securities to decline. Interest rates in the United States have been rising and might increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.

NOTE 2 - FEDERAL INCOME TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of April 30, 2026. Management has estimated as of April 30, 2026, it is likely the Funds will have a return of capital as of October 31, 2026.

The tax character of the distributions paid by the Funds during the year ended October 31, 2025, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund	$705,311	$–	$7,127,681	$7,832,992
Clough Global Equity Fund	–	–	14,439,596	14,439,596
Clough Global Opportunities Fund	–	–	25,531,435	25,531,435

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2026, were as follows:

	Gross Appreciation (excess of value over tax cost)(a)	Gross Depreciation (excess of tax cost over value)(a)	Net Appreciation/ (Depreciation) of Foreign Currency and Written Options	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes(b)
Clough Global Dividend and Income Fund	$25,806,349	$(2,968,214)	$231	$22,838,366	$85,444,886
Clough Global Equity Fund	65,086,034	(4,766,617)	408	60,319,825	155,666,403
Clough Global Opportunities Fund	90,779,370	(10,925,650)	725	79,854,445	276,893,619

(a)	Includes appreciation/(depreciation) on securities sold short.

(b)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to various book-to-tax differences.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales.

NOTE 3 - CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on June 12, 2026, that it had approved the renewal of the repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares in open market transactions through June 30, 2027.

There were no common share transactions for the six months ended April 30, 2026 and the year ended October 31, 2025.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Continued) (Unaudited)

NOTE 4 - PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the six months ended April 30, 2026, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds from Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long- Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$60,092,633	$71,232,090	$12,788,383	$6,334,574
Clough Global Equity Fund	133,721,684	142,607,958	–	–
Clough Global Opportunities Fund	210,699,431	244,739,505	45,365,171	25,908,762

NOTE 5 - INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to each Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly.

Paralel Technologies LLC (“Paralel”) serves as each Fund’s administrator pursuant to an administration and fund accounting agreement with each Fund. As compensation for its services to each Fund, Paralel receives a monthly administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. Paralel will pay all routine operating expenses of the Funds, except the following: advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio (inclusive of leverage costs); expenses associated with secondary offerings of shares (including costs related to the offering, redemption and/or maintenance of preferred shares or similar instruments); trustee fees and retainers; expenses associated with tender offers and other share repurchases; and other extraordinary expenses as may arise, including, without limit, litigation, claims, and indemnification expenses.

NOTE 6 - COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended and restated, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On April 30, 2026, the pledged collateral was valued at $43,651,922, $87,635,716 and $145,347,594 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days’ notice, reduce the Maximum Commitment Financing to the highest possible amount that, if fully drawn, would be in compliance with the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus 0.80% on the amount borrowed.

The Maximum Commitment Financing allowed under the Agreement is the lower of the outstanding borrowings of Each Fund or $63,300,000, $139,500,000 and $257,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the six months ended April 30, 2026, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $21,000,000, $41,000,000 and $69,500,000, respectively, and the average interest rate for the borrowings was 4.49%. As of April 30, 2026, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $21,000,000, $41,000,000 and $69,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2026, was 4.44%. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Clough Global Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2026 (Continued) (Unaudited)

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of April 30, 2026, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $16,220,231, $38,106,410, and $64,239,739, respectively.

Clough Global Funds

DIVIDEND REINVESTMENT PLAN

April 30, 2026 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street Kansas City, MO 64105.

Clough Global Funds

ADDITIONAL INFORMATION

April 30, 2026 (Unaudited)

FUND PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www. cloughcapital.com/cefs. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, on the Funds’ website at http://www.cloughcapital.com/cefs, on the Commission’s website at http://www.sec.gov or by contacting the Funds at 1-855-425-6844.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without charge on the Funds’ website at http://www.cloughcapital.com/cefs, by contacting the Funds at 1- 855-425-6844 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time common shares of beneficial interest in the open market.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Funds’ shareholders. We consider shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about shareholders from transactions in Fund shares. The Fund will not release Personal Information about current or former shareholders unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former shareholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain shareholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to safeguard Personal Information.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2026				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2026
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.00781	$–	$0.32379	$0.33160	2.36%	–	97.64%	100.00%
Clough Global Equity Fund	$–	$–	$0.42160	$0.42160	–	–	100.00%	100.00%
Clough Global Opportunities Fund	$–	$–	$0.31500	$0.31500	–	–	100.00%	100.00%

Clough Global Funds

ADDITIONAL INFORMATION

April 30, 2026 (Continued) (Unaudited)

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.

You should not draw any conclusions about each Fund’s investment performance from the amount of the distributions or from the terms of each Fund’s plan.

Clough Global Funds

INVESTMENT ADVISORY AGREEMENT APPROVAL

April 30, 2026 (Unaudited)

On April 29, 2026, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met to, among other things, review and consider the renewal of the Investment Advisory Agreements between each Fund and Clough Capital Partners L.P. ("Clough" or "Clough Capital") (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”).

During their review of each Advisory Agreement, the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough's materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive and included information relating to: each Fund's investment results; portfolio composition; advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives and in monthly Clough Capital reports to the Board.

The Board considered the organizational structure and business operations of Clough. The Board also considered the qualifications of Clough and its principals to act as each Fund's investment adviser. The Board considered the professional experience of the portfolio managers, Charles I. Clough, Jr., and William Whelan (the “Portfolio Managers”), emphasizing that the Portfolio Managers had substantial experience as investment professionals. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Managers and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough's facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund's investment objectives and restrictions.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other comparable investment companies (each a “Peer Group”), which had been prepared by FUSE Research (“FUSE”). The Trustees considered the fees charged by Clough to other clients for which it provides comparable services, Clough's balance sheet as of the year ended December 31, 2025, and a profit and loss analysis as it relates to Clough's advisory business.

The Board considered Clough's compliance program and its operations. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough's trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board noted that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered information in the FUSE report regarding each Fund's investment performance as compared to the performance during similar periods of other funds in its applicable Peer Group. The Trustees further considered each Fund's performance as compared to the performance of each Fund's Peer Group funds for various periods ended February 28, 2026, noting each Fund's performance across a range of market cycles. The Board noted that recent adjustments to Clough’s execution of the Funds’ investment strategies had resulted in improvements in each Fund’s performance since that point.

The Board considered the limitations of performance comparisons to the Peer Group funds, noting these comparisons may be affected by a number of factors, including different investment policies and limitations applicable to the Funds as compared to the Peer Group funds, as well as the specific periods being reviewed. The Board also considered each Fund's performance across a range of market cycles.

The Board took into consideration that the Funds were relatively unique in the registered fund marketplace, noting that FUSE had selected the Peer Group funds from other leveraged closed-end funds with global equity or global allocation mandates. The Board also noted that only one of the Peer Group funds employed a long/short strategy similar to the Funds.

The Board considered the cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Fund’s Peer Group. The Board noted the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses, noting that the use of leverage and short sales was an important part of each Fund 's investment strategy. The Board recognized that the Funds' use of these strategies led to higher investment expenses than the Peer Group funds, limiting the relevance of the net expense comparison to the Peer Group funds. Accordingly, the Board agreed that the contractual advisory fee comparisons in the FUSE report provided more relevant comparisons to the Funds.

The Trustees also considered profitability information on each Fund provided by Clough. The Board recognized that economies of scale were unlikely to occur due to the Funds’ closed-end fund structure and complexity of the Funds’ strategy.

The Board of each Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that each Fund’s investment advisory fee was fair and reasonable in light of the services rendered and that the renewal of each Advisory Agreement was in the best interests of each respective Fund and its shareholders.

INVESTMENT ADVISOR
Clough Capital Partners L.P.
53 State Street, 27th Floor
Boston, MA 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

ADMINISTRATOR AND ACCOUNTANT
Paralel Technologies LLC
1700 Broadway, Suite 2100
Denver, CO 80290

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
SS&C Global Investor & Distribution Solutions, Inc.
430 W 7th Street Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust
One Congress Street, Suite 1
Boston, MA 02114-2016

Must be accompanied or preceded by a prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On April 29, 2026, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met to, among other things, review and consider the renewal of the Investment Advisory Agreements between each Fund and Clough Capital Partners L.P. (“Clough” or “Clough Capital”) (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”).

During their review of each Advisory Agreement, the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive and included information relating to: each Fund’s investment results; portfolio composition; advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement. In addition, the Independent Trustees considered information provided to them at prior Board meetings in presentations from Clough Capital representatives and in monthly Clough Capital reports to the Board.

The Board considered the organizational structure and business operations of Clough. The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, Charles I. Clough, Jr., and William Whelan (the “Portfolio Managers”), emphasizing that the Portfolio Managers had substantial experience as investment professionals. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Managers and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other comparable investment companies (each a “Peer Group”), which had been prepared by FUSE Research (“FUSE”). The Trustees considered the fees charged by Clough to other clients for which it provides comparable services, Clough’s balance sheet as of the year ended December 31, 2025, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s compliance program and its operations. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board noted that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered information in the FUSE report regarding each Fund’s investment performance as compared to the performance during similar periods of other funds in its applicable Peer Group. The Trustees further considered each Fund’s performance as compared to the performance of each Fund’s Peer Group funds for various periods ended February 28, 2026, noting each Fund’s performance across a range of market cycles. The Board noted that recent adjustments to Clough’s execution of the Funds’ investment strategies had resulted in improvements in each Fund’s performance since that point.

The Board considered the limitations of performance comparisons to the Peer Group funds, noting these comparisons may be affected by a number of factors, including different investment policies and limitations applicable to the Funds as compared to the Peer Group funds, as well as the specific periods being reviewed. The Board also considered each Fund’s performance across a range of market cycles.

The Board took into consideration that the Funds were relatively unique in the registered fund marketplace, noting that FUSE had selected the Peer Group funds from other leveraged closed-end funds with global equity or global allocation mandates. The Board also noted that only one of the Peer Group funds employed a long/short strategy similar to the Funds.

The Board considered the cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Fund’s Peer Group. The Board noted the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses, noting that the use of leverage and short sales was an important part of each Fund’s investment strategy. The Board recognized that the Funds’ use of these strategies led to higher investment expenses than the Peer Group funds, limiting the relevance of the net expense comparison to the Peer Group funds. Accordingly, the Board agreed that the contractual advisory fee comparisons in the FUSE report provided more relevant comparisons to the Funds.

The Trustees also considered profitability information on each Fund provided by Clough. The Board recognized that economies of scale were unlikely to occur due to the Funds’ closed-end fund structure and complexity of the Funds’ strategy.

The Board of each Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that each Fund’s investment advisory fee was fair and reasonable in light of the services rendered and that the renewal of each Advisory Agreement was in the best interests of each respective Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 13.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/1/25 - 11/30/25	-	N/A	-	N/A
12/1/25 - 12/31/25	-	N/A	-	N/A
1/1/26 - 1/31/26	-	N/A	-	N/A
2/1/26 - 2/28/26	-	N/A	-	N/A
3/1/26 - 3/31/26	-	N/A	-	N/A
4/1/26 - 4/30/26	-	N/A	-	N/A

The Registrant implemented a share repurchase program beginning June 5, 2023 for an initial period of one year, whereby the Registrant was permitted to repurchase up to 5% of the Fund’s outstanding shares across the period. Each year since its inception, the repurchase program has been renewed annually allowing for the repurchase of up to 5% of the Fund’s outstanding shares across each renewal period. The current repurchase program has been extended through June 30, 2027. All repurchases in the table above occurred pursuant to the program.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to semi-annual report.
(a)(2)	Not applicable to semi-annual report.
(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(4)	None.
(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.
(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.
(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	July 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Jeremy May
Jeremy May
President/Principal Executive Officer

Date:	July 7, 2026

By:	/s/Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	July 7, 2026